UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2020

Strategic Storage Trust IV, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55928 (Commission File Number)	81-2847976 (IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.           Entry into a Material Definitive Agreement.

As previously disclosed, Strategic Storage Trust IV, Inc. (the “Company”), through four special purpose entities (the “Original Borrowers”), entered into an approximately $31.5 million financing with TCF National Bank (“TCF”) as lender pursuant to a term loan (the “Loan”). On September 2, 2020, the Company, the Original Borrowers and TCF amended the Loan by adding an additional borrower to the Loan and an additional property as collateral securing the Loan in exchange for an increase to the Loan commitment (the “Loan Amendment”).

Please see Item 2.03 below for a description of the Loan Amendment. The information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01, above, on September 2, 2020, the Company, the Original Borrowers and TCF entered into the Loan Amendment, whereby a special purpose entity of the Company owning an unencumbered property joined in and assumed the Loan as a co-borrower and pledged its property as additional collateral for the Loan. Accordingly, the Company received an increase of approximately $9.2 million to the Loan commitment, which was immediately drawn by the Company (the “Additional Proceeds”), for an aggregate commitment of approximately $40.8 million and a total outstanding Loan balance of approximately $40.2 million. The Company remains a limited recourse guarantor with respect to the Loan during the initial term. Other than as described in the foregoing, none of the other material terms of the Loan were changed by the Loan Amendment. The Company intends to use the Additional Proceeds to pay down the outstanding balance on its revolving loan with KeyBank, National Association.

The information set forth above in this Item 2.03 does not purport to be complete and is qualified in its entirety by the full text of the documents attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, which are incorporated into this Item 2.03 by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

10.1 First Amendment to Loan Documents, dated September 2, 2020

10.2 Amended and Restated Term Loan Promissory Note, in the principal amount of $40,782,500, by the borrowers listed thereto in favor of TCF National Bank, dated September 2, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Storage Trust IV, Inc.

Date:September 9, 2020By:/s/ Matt F. Lopez

Name: Matt F. Lopez

Title:Chief Financial Officer and Treasurer